UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02151

_____________________

BANCROFT FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

BANCROFT FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  October 31, 2013

Date of reporting period: April 30, 2013

ITEM 1.

REPORTS TO STOCKHOLDERS.

BANCROFT FUND LTD.

2013 Semi-Annual Report
April 30, 2013

2013 Semi-Annual Report
April 30, 2013

Bancroft Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through April 30, 2013 with dividends reinvested

	Calendar YTD	1 Year	3 Years	Annualized 5 Years	10 Years	10 Year Volatility *
Bancroft market price	7.46%	10.64%	6.78%	3.56%	4.81%	14.67%
Bancroft net asset value	7.31	11.44	7.46	4.06	5.60	13.05
Bank of America Merrill Lynch All U.S. Convertibles Index	9.40	15.47	8.87	6.09	7.42	12.37
S&P 500® Index	12.73	16.88	12.78	5.21	7.87	14.88

Bank of America Merrill Lynch All U.S. Convertibles Index and S&P 500® Index performance data in the table above from Bloomberg L.P. pricing service.

Bancroft’s performance in the table above has not been adjusted for the fiscal 2004 rights offering (net asset value dilution was 2.38%) or for the 2008 tender offer (the anti-dilutive effect was 0.85%). Performance data represents past results and does not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Value			Market Price (NYSE MKT: BCV)
Qtr. Ended	High	Low	Close	High	Low	Close
7/31/12	$19.21	$17.93	$18.69	$16.56	$15.48	$16.34
10/31/12	19.53	18.58	19.15	16.96	16.19	16.45
1/31/13	20.11	18.73	20.01	17.37	15.87	17.30
4/30/13	20.59	19.85	20.59	17.52	16.96	17.52

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total
6/14/12	6/28/12	$0.1275	$—	$0.1275
9/13/12	9/27/12	0.1275	—	0.1275
11/30/12	12/28/12	0.1950	—	0.1950
3/13/13	3/27/13	0.1200	—	0.1200
		$0.5700	$—	$0.5700

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To Our Shareholders

June 10, 2013

Convertible securities are often grouped into three categories: equity-sensitive securities, credit or interest rate-sensitive securities and total return securities. Equity-sensitive convertible securities generally have low yields and closely follow the price changes of the underlying common stock. Credit-sensitive issues, by contrast, have higher yields as well as big premiums to conversion value. The prices of these issues generally move with changes in interest rates, and they act more like bonds or preferred shares than equity securities. The final category, total return convertible securities, provides a mixture of yield and equity sensitivity. These are the issues that provide typical convertible returns.

The current market of U.S. domestic convertible securities has become much more equity sensitive than it was in the past; over 50% of existing issues were considered equity sensitive by Barclays as of May 31, 2013. This trend is due both to the rise in equity prices over the last few years and the reduction in issuance of new convertible securities in 2011 and 2012.

Bancroft Fund’s objectives provide that it will seek a mixture of yield and the potential for capital gains. Management has generally sought to do so by investing in a convertible portfolio that acts like a convertible portfolio — not like a bond or stock portfolio. Historically this has meant that the portfolio is providing a yield above that of a typical equity fund although still participating in the gains or losses of the underlying equities.

Consequently, to maintain a portfolio that has characteristics more closely aligned with the typical convertible security, we rebalance the Fund’s holdings periodically by rotating out of some equity sensitive positions and into total return type issues. In a strongly rising equity market, a balanced convertible portfolio is likely to underperform the now unbalanced Bank of America Merrill Lynch All U.S. Convertibles Index (BAML Index).

Bancroft’s portfolio at April 30, 2013 consisted of 69.7% in cash-pay convertible bonds, 11.4% in mandatory convertible issues, 14.0% in preferred stock, and 0.8% in common stock. The bonds yielded an average of 2.75%, the mandatory convertible securities yielded 6.02% and the preferred shares yielded 5.61%. The Fund’s median to conversion value was 27.6%. We calculate that equity sensitive convertibles and common stock holdings made up 26.8% of the portfolio with credit sensitive issues accounting for 27.3%, and total return issues at 45.9%.

Performance for Bancroft’s second fiscal quarter of 2013 ended April 30, 2013 was enhanced by exposure to the Health Care and Financial sectors. Performance was held back, however, by the Fund’s exposure to the Information Technology and Energy sectors. For the reasons presented above, when adjusted for expenses and dilution, the Fund’s net assets underperformed the BAML Index for the periods ended April 30, 2013, as presented in the table on the opposite page.

Bancroft invests in convertible securities to provide total returns to shareholders that compare favorably to those provided by equity markets, but with less volatility. We therefore note that the BAML Index, the Fund’s NAV, and the Fund’s market return were each less volatile than the S&P 500® Index as measured by their 10-year standard deviations as of April 30, 2013.

The results of the 2013 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your participation and support. At its May meeting, the Board of Trustees continued on the following page

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To Our Shareholders (continued)

of the Fund declared a distribution of $0.12 per share, consisting of undistributed net investment income. The distribution is payable on June 27, 2013, to shareholders of record on June 13, 2013.

Thomas H. Dinsmore
Chairman of the Board

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Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets
Gilead Sciences, Inc.	$3,931,099	3.6%
Gilead Sciences is a research-based biopharmaceutical company that discovers, develops and commercializes medicines. Gilead’s primary areas of focus include human immunodeficiency virus (HIV)/AIDS, liver diseases, and cardiovascular/metabolic and respiratory conditions.

Wells Fargo & Co.	2,639,500	2.4
Wells Fargo is a diversified financial services company, providing retail, commercial and corporate banking services through banking stores located in 39 states and the District of Columbia.

United Technologies Corp.	2,365,600	2.1
United Technologies provides high technology products and services to the building systems and aerospace industries worldwide.

Iconix Brand Group, Inc.	2,304,376	2.1
Iconix is a brand management company engaged in licensing, marketing and providing trend direction for a portfolio of consumer brands. The company is the owner of the brands through its wholly owned subsidiaries: Candie’s, Bongo, Badgley Mischka, Joe Boxer, Rampage, Mudd, London Fog, Mossimo, Ocean Pacific/OP, Danskin/Danskin Now, Rocawear, Cannon, Royal Velvet, Fieldcrest, Charisma, Starter, Waverly, Zoo York and Sharper Image, which it licenses directly to retailers, wholesalers and suppliers for use in a range of product categories, including apparel, footwear, sportswear, fashion accessories, home products and decor, beauty and fragrance.

Bank of America Corp.	2,240,424	2.0
Bank of America is a bank holding company, a financial holding company, and a financial institution, serving individual consumers, small and middle market businesses, corporations and Governments with a range of banking, investing, asset management and other financial and risk management products and services.

EMC Corp.	2,006,000	1.8
EMC and its subsidiaries develop, deliver and support the information technology (IT) industry’s range of information infrastructure technologies and solutions.

Equinix, Inc.	1,986,250	1.8
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

MetLife, Inc.	1,973,132	1.8
MetLife is a provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries.

General Motors Co.	1,859,200	1.7
GM develops, produces and markets cars, trucks and parts worldwide. The company also provides automotive financing services through General Motors Financial Company, Inc.

Total	$21,305,581	19.3%

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Major Industry Exposure

% Total Net Assets
Semiconductors & Semiconductor Equipment	7.1%
Software	6.5
Real Estate Investment Trusts	6.2
Insurance	5.5
Biotechnology	5.4
Metals & Mining	5.0
Commercial Banks	4.9
Oil, Gas & Consumable Fuels	4.1
Computers & Peripherals	2.9
Diversified Financial Services	2.8
Total	50.4%

Major Portfolio Changes by underlying common stock

Six months ended April 30, 2013

ADDITIONS	REDUCTIONS

Bottomline Technologies, Inc.	Amgen Inc.

Bristow Group Inc.	Chesapeake Energy Corp.

Cliffs Natural Resources Inc.	Cliffs Natural Resources Inc.

CSG Systems International, Inc.	Cubist Pharmaceuticals, Inc.

Cubist Pharmaceuticals, Inc.	Interpublic Group of Cos., Inc.

Encore Capital Group, Inc.	Isis Pharmaceuticals, Inc.

GT Advanced Technologies, Inc.	Knight Capital Group, Inc.

Health Care REIT, Inc.	Medicis Pharmaceutical Corp.

International Game Technology	Mylan Inc.

Lifepoint Hospitals, Inc.	Newmont Mining Corp.

Mentor Graphics Corp.	Theravance, Inc.

Post Holdings, Inc.	Tibco Software Inc.

Royal Gold, Inc	Titan International, Inc.

Ship Finance International Ltd.	Trina Solar Ltd.

Theravance, Inc.	Ultrapetrol (Bahamas) Ltd.

Volcano Corp.	Vertex Pharmaceuticals, Inc.

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Portfolio of Investments April 30, 2013 (unaudited)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES – 69.7%

Airlines – 1.3%
Hawaiian Holdings, Inc., 5.00%, Due 3/15/16, (BB)	$1,375,000	$1,465,234

Biotechnology – 5.4%
Exelixis, Inc., 4.25%, Due 8/15/19, (BB)	750,000	783,750
Gilead Sciences, Inc., 1.00%, Due 5/1/14, (A)	750,000	1,684,219
Gilead Sciences, Inc., 1.625%, Due 5/1/16, (A)	1,000,000	2,246,880
OPKO Health Inc., 3.00%, Due 2/1/33, (AA) (1)	625,000	624,219
Regeneron Pharmaceuticals, Inc., 1.875%, Due 10/1/16, (A)	250,000	647,031
		5,986,099

Capital Markets – 1.4%
Prospect Capital Corp., 5.75%, Due 3/15/18, (BBB) (1)	1,500,000	1,586,250

Commercial Services & Supplies – 1.0%
Encore Capital Group, Inc., 3.00%, Due 11/27/17, (NR) (1)	1,000,000	1,113,125

Communications Equipment – 1.6%
Finisar Corp., 5.00%, Due 10/15/29, (NR)	75,000	120,328
Ixia, 3.00%, Due 12/15/15, (A)	250,000	291,719
InterDigital, Inc., 2.50%, Due 3/15/16, (A)	1,250,000	1,380,469
		1,792,516

Computers & Peripherals – 2.9%
EMC Corp., 1.75%, Due 12/1/13, (A)	1,400,000	1,973,132
NetApp Inc., 1.75%, Due 6/1/13, (BBB)	250,000	272,812
SanDisk Corp., 1.50%, Due 8/15/17, (BB)	750,000	946,875
		3,192,819

Construction Materials – 0.8%
CEMEX S.A.B. de C.V., 4.875%, Due 3/15/15, (NR)	750,000	900,450

Consumer Finance – 1.1%
DFC Global Corp., 3.25%, Due 4/15/17, (B) (1)	1,250,000	1,240,625

Diversified Telecommunications Services – 0.7%
Alaska Communications Systems Group, Inc., 6.25%, Due 5/1/18, (BB)	1,000,000	736,875

Energy Equipment & Services – 2.4%
Bristow Group Inc., 3.00%, Due 6/15/38, (BB)	1,356,000	1,564,485
Hornbeck Offshore Services, Inc., 1.50%, Due 9/1/19, (BB)	1,000,000	1,157,500
		2,721,985

Food Products – 0.6%
Chiquita Brands International, 4.25%, Due 8/15/16, (BB)	700,000	647,062

Health Care Equipment & Supplies – 2.4%
Chemed Corp., 1.875%, Due 5/15/14, (AA)	890,000	990,125
Insulet Corp., 3.75%, Due 6/15/16, (A)	1,000,000	1,178,125
Volcano Corp., 1.75%, Due 12/1/17, (A)	500,000	486,562
		2,654,812

Health Care Providers & Services – 1.7%
Lifepoint Hospitals, Inc., 3.50%, Due 5/15/14, (B)	1,000,000	1,088,750
Molina Healthcare Inc., 1.125%, Due 1/15/20, (BBB) (1)	750,000	797,812
		1,886,562

S e e    a c c o m p a n y i n g    n o t e s    t o    f i n a n c i a l    s t a t e m e n t s

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Portfolio of Investments April 30, 2013 (continued)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES (continued)

Hotels, Restaurants & Leisure – 2.4%
International Game Technology, 3.25%, Due 5/1/14, (BBB) (1)	$500,000	$542,500
MGM Resorts International, 4.25%, Due 4/15/15, (B)	1,000,000	1,109,375
Morgans Hotel Group Co., 2.375%, Due 10/15/14, (NR)	1,000,000	975,000
		2,626,875

Household Durables – 1.6%
Jarden Corp., 1.875%, Due 9/15/18, (B) (1)	1,500,000	1,770,000

Insurance – 3.7%
AmTrust Financial Services, Inc., 5.50%, Due 12/15/21, (AAA)	1,250,000	1,689,062
National Financial Partners Corp., 4.00%, Due 6/15/17, (NR)	500,000	1,022,812
Tower Group, Inc., 5.00%, Due 9/15/14, (NR)	1,250,000	1,331,250
		4,043,124

Internet & Catalog Retail – 1.6%
Priceline.com Inc., 1.25%, Due 3/15/15, (BBB)	450,000	1,036,406
Priceline.com Inc., 1.00%, Due 3/15/18, (BBB)	615,000	702,638
		1,739,044

Internet Software & Services – 2.7%
Digital River, Inc., 2.00%, Due 11/1/30, (BBB)	1,000,000	984,375
Equinix, Inc., 3.00%, Due 10/15/14, (B)	1,000,000	1,986,250
		2,970,625

IT Services – 1.3%
CSG Systems International, Inc., 3.00%, Due 3/1/17, (A) (1)	1,250,000	1,423,438

Machinery – 1.0%
Chart Industries, Inc., 2.00%, Due 8/1/18, (B)	750,000	1,062,188

Metals & Mining – 5.0%
A.M. Castle & Co., 7.00%, Due 12/15/17, (BB) (1)	400,000	734,000
Kaiser Aluminum Corp., 4.50%, Due 4/1/15, (BB)	1,000,000	1,370,600
Northgate Minerals Corp., 3.50%, Due 10/1/16, (NR) (convertible into AuRico Gold Inc. common stock)	600,000	587,250
RTI International Metals, Inc., 3.00%, Due 12/1/15, (BBB)	600,000	675,750
RTI International Metals, Inc., 1.625%, Due 10/15/19, (BBB)	250,000	256,250
Royal Gold, Inc, 2.875%, Due 6/15/19, (NR)	600,000	591,750
Stillwater Mining Company, 1.75%, Due 10/15/32, (B)	500,000	579,375
United States Steel Corp., 4.00%, Due 5/15/14, (BB)	750,000	772,031
		5,567,006

Oil, Gas & Consumable Fuels – 1.6%
Goodrich Petroleum Corp., 5.00%, Due 10/1/29, (CCC)	1,000,000	999,375
Ship Finance International Ltd., 3.25%, Due 2/1/18, (B)	750,000	744,844
		1,744,219

Pharmaceuticals – 1.7%
Mylan Inc., 3.75%, Due 9/15/15, (BBB)	500,000	1,117,500
Salix Pharmaceuticals Ltd., 2.75%, Due 5/15/15, (A)	600,000	795,000
		1,912,500

S e e    a c c o m p a n y i n g    n o t e s    t o    f i n a n c i a l    s t a t e m e n t s

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Portfolio of Investments April 30, 2013 (continued)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES (continued)

Real Estate Investment Trusts – 5.0%
Annaly Capital Management, Inc., 4.00%, Due 2/15/15, (BB)	$750,000	$940,316
Colony Financial, Inc., 5.00%, Due 4/15/23, (AAA)	1,250,000	1,366,406
Corporate Office Properties, L.P., 4.25%, Due 4/15/30, (NR) (1) (exchangeable for Corporate Office Properties Trust common stock)	750,000	792,656
IAS Operating Partnership LP, 5.00%, Due 3/15/18, (NR) (1) (exchangeable for Invesco Mortgage Capital Inc. common stock)	1,000,000	1,011,250
Lexington Realty Trust, 6.00%, Due 1/15/30, (AAA)	750,000	1,403,906
		5,514,534

Semiconductors & Semiconductor Equipment – 7.1%
GT Advanced Technologies, Inc., 3.00%, Due 10/1/17, (B)	1,250,000	1,067,188
JinkoSolar Holding Co. Ltd., 4.00%, Due 5/15/16, (NR)	250,000	148,438
Micron Technology, Inc., 3.125%, Due 5/1/32, (BB)	750,000	911,719
Micron Technology, Inc., 1.50%, Due 8/1/31, (BB)	625,000	708,594
Micron Technology, Inc., 1.625%, Due 2/15/33, (BB) (1)	50,000	56,844
Photronics, Inc., 3.25%, Due 4/1/16, (A)	1,000,000	1,106,875
ReneSola Ltd., 4.125%, Due 3/15/18, (NR)	500,000	258,750
Rudolph Technologies Inc., 3.75%, Due 7/15/16, (A)	500,000	583,750
SunPower Corp., 4.75%, Due 4/15/14, (BB)	500,000	510,312
SunPower Corp., 4.50%, Due 3/15/15, (BB)	1,250,000	1,300,781
Xilinx, Inc., 2.625%, Due 6/15/17, (BBB)	866,000	1,237,298
		7,890,549

Software – 6.5%
Bottomline Technologies, Inc., 1.50%, Due 12/1/17, (A)	750,000	841,406
Electronic Arts Inc. 0.75%, Due 7/15/16, (A)	500,000	489,375
Mentor Graphics Corp., 4.00%, Due 4/1/31, (A)	1,000,000	1,184,375
Nuance Communications, Inc., 2.75%, Due 8/15/27, (BB)	1,500,000	1,819,688
Rovi Corp., 2.625%, Due 2/15/40, (BBB)	1,000,000	1,024,375
Take-Two Interactive Software, Inc., 1.75%, Due 12/1/16, (BBB)	750,000	840,469
TeleCommunications Systems, Inc., 4.50%, Due 11/1/14, (BB)	1,000,000	965,000
		7,164,688

Textiles, Apparel & Luxury Goods – 2.1%
Iconix Brand Group, Inc., 1.50%, Due 3/15/18, (A) (1)	750,000	855,938
Iconix Brand Group, Inc., 2.50%, Due 6/1/16, (A)	1,250,000	1,448,438
		2,304,376

Trading Companies & Distributors – 1.7%
Kaman Corp., 3.25%, Due 11/15/17, (A) (1)	750,000	897,656
Titan Machinery Inc., 3.75%, Due 5/1/19, (B) (1)	1,000,000	968,125
		1,865,781

Wireless Telecommunications – 1.4%
SBA Communications Corp., 4.00%, Due 10/1/14, (AA)	600,000	1,573,125

TOTAL CONVERTIBLE BONDS AND NOTES		77,096,486

CONVERTIBLE PREFERRED STOCK – 14.0%
	Shares
Commercial Banks – 4.9%
Fifth Third Bancorp, 8.50%, (BB)	9,750	1,440,465
Huntington Bancshares, Inc., 8.50%, (BBB)	1,000	1,309,000
Wells Fargo & Co., 7.50%, (BBB)	2,000	2,639,500
		5,388,965

Diversified Financial Services – 2.0%
Bank of America Corp., 7.25%, (BB)	1,800	2,240,424

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Portfolio of Investments April 30, 2013 (continued)

	Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK (continued)

Food Products – 1.5%

Post Holdings, Inc., 3.75%, (B) (1)	7,300	$812,782
Bunge Ltd., 4.875%, (BB)	7,500	787,500
		1,600,282

Machinery – 1.1%
Stanley Black & Decker, Inc., 4.75%, (BBB)	10,000	1,239,000

Oil, Gas & Consumable Fuels – 1.4%
Chesapeake Energy Corp., 5.75%, (B)	1,550	1,557,750

Real Estate Investment Trusts – 1.2%
Health Care REIT, Inc., 5.50%, (BB)	20,000	1,354,000

Specialty Retail – 0.8%
Amerivon Holdings LLC, 4.00%, (NR) (1,2,3)	627,147	886,850
Amerivon Holdings LLC, common equity units, (NR) (1,2,3)	272,728	32,727
		919,577

Thrift & Mortgage Finance – 1.1%
New York Community Capital Trust V, 6.00%, (BB)	24,000	1,170,480

TOTAL CONVERTIBLE PREFERRED STOCK		15,470,478

MANDATORY CONVERTIBLE SECURITIES – 11.4% (4)

Aerospace & Defense – 2.1%
United Technologies Corp., 7.50%, Due 8/1/22, (BBB)	40,000	2,365,600

Automobiles – 1.7%
General Motors Co., 4.75%, Due 12/1/13, (BBB)	40,000	1,859,200

Electric Utilities – 2.7%
NextEra Energy, Inc., 5.599%, Due 6/1/17, (BBB)	7,500	430,050
NextEra Energy, Inc., 5.889%, Due 9/1/18, (BBB)	20,000	1,139,600
PPL Corp., 8.75%, Due 5/1/19, (AA)	25,000	1,425,000
		2,994,650

Insurance – 1.8%
MetLife, Inc., 5.00%, Due 10/8/14, (BBB)	40,000	2,006,000

IT Services – 0.5%
Unisys Corp., 6.25%, Due 3/1/14, (B)	10,000	574,500

Oil, Gas & Consumable Fuels – 1.1%
Apache Corp., 6.00%, Due 8/1/13, (A)	30,000	1,269,600

Road & Rail – 1.5%
Genesee & Wyoming, Inc., 5.00%, Due 10/1/15, (A)	10,000	1,211,300
2010 Swift Mandatory Common Exchange Security Trust, 6.00%, Due 12/31/13, (NR)	30,000	378,957
		1,590,257

TOTAL MANDATORY CONVERTIBLE SECURITIES (4)		12,659,807

S e e    a c c o m p a n y i n g    n o t e s    t o    f i n a n c i a l    s t a t e m e n t s

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Portfolio of Investments April 30, 2013 (continued)

	Shares	Value (Note 1)
COMMON STOCK – 0.8%

Diversified Financial Services – 0.8%
Citigroup Inc.	7,300	$912,016

Total Convertible Bonds and Notes – 69.7%		77,096,486
Total Convertible Preferred Stock – 14.0%		15,470,478
Total Mandatory Convertible Securities – 11.4%		12,659,807
Total Common Stock – 0.8%		912,016
Total Investments – 95.9%		106,138,787

Other Assets and Liabilites, Net – 4.1%		4,549,617
Total Net Assets – 100.0%		$110,688,404

(1)	Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at April 30, 2013 was $16,146,797, which represented 14.6% of the Fund’s net assets.

(2)	Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $919,577 at April 30, 2013, which represented 0.8% of the Fund’s net assets. See Note 1(c).

(3)	Restricted securities include securities that have not been registered under the Securities Act, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of April 30, 2013, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Price per Share	Value	% Net Assets
Amerivon Holdings LLC	April 1, 2010	610,778	$1,500,000	$1.452	$886,850	0.80%
series A cv. pfd.
Amerivon Holdings LLC	April 1, 2010	272,728	0	0.010	32,727	0.03%
common equity units

(4)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(h).

Portfolio Ratings:	Summary of Portfolio Ratings *

Where a security is rated by Standard & Poor’s (S&P), such rating appears in		% of
parentheses next to such security (but without any applicable + or - that might		Portfolio
apply).	AAA	4
Where a security is rated by S&P and at least one other rating agency and the	AA	4
Fund believes the ratings to be functionally equivalent to one another, the S&P	A	21
rating appears in parentheses next to such security (but without any applicable +	BBB	23
or - that might apply).	BB	23
Where a security is rated by S&P and at least one other rating agency and the	B	14
Fund believes the ratings not to be functionally equivalent to one another, the	CCC & below	1
Fund puts in parentheses next to such security the S&P rating which it believes	Not Rated	10
approximates the average of all such ratings (but without any applicable + or -
that might apply).	* Excludes common stock and cash.
Where a security is not rated by S&P, but is rated by at least one other rating agency, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply). NR is used whenever a rating is unavailable.

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Statement of Assets and Liabilities (unaudited)

April 30, 2013
Assets:
Investments at value (cost $92,543,201) (Note 1)	$106,138,787
Cash	6,726,533
Receivable for securities sold	1,632,467
Dividends and interest receivable	654,423
Other assets	27,847
Total assets	115,180,057
Liabilities:
Payable for securities purchased	4,390,069
Accrued management fee (Note 2)	74,317
Other liabilities	27,267
Total liabilities	4,491,653
Net Assets	110,688,404
Net assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$53,748
Additional paid-in capital	111,275,687
Accumulated net investment loss	(1,070,187)
Accumulated net realized loss from investment transactions	(13,166,430)
Unrealized appreciation on investments	13,595,586
Net Assets	$110,688,404
Net asset value per share ($110,688,404 ÷ 5,374,755 outstanding shares)	$20.59

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2013

Investment Income (Note 1):
Interest	$598,739
Dividends	870,669
Total income	1,469,408
Expenses (Note 2):
Management fee	399,939
Custodian	5,993
Transfer agent	18,677
Legal fees	49,983
Audit fees	21,029
Trustees’ fees	50,042
Administrative services fees	26,274
Reports to shareholders	22,695
Insurance	13,298
Other	30,898
Total expenses	638,828
Net Investment Income	830,580
Realized and Unrealized Gain on Investments:
Net realized loss from investment transactions	(67,087)
Net unrealized appreciation of investments	8,754,378
Net gain on investments	8,687,291
Net Increase in Net Assets Resulting from Operations	$9,517,871

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Statement of Changes in Net Assets

	Six Months Ended April 30, 2013(a)	Year Ended October 31, 2012
Change in net assets from operations:
Net investment income	$830,580	$2,587,068
Net realized loss from investment transactions	(67,087)	(2,256,128)
Net change in unrealized appreciation (depreciation) of investments	8,754,378	6,293,583
Net change in net assets resulting from operations	9,517,871	6,624,523

Dividends to shareholders from:
Net investment income	(1,686,632)	(2,920,318)

Capital share transactions (Note 3)	540,933	403,568

Change in net assets	8,372,172	4,107,773

Net assets at beginning of period	102,316,232	98,208,459

Net assets at end of period (including undistributed net investment loss of $(1,070,187) and $(214,135), respectively	$110,688,404	$102,316,232

Financial Highlights Selected data for a share of beneficial interest outstanding

	Six Months Ended April 30,		Years Ended October 31,
	2013(a)		2012	2011	2010	2009	2008
Operating Performance:
Net asset value, beginning of period	$19.15		$18.48	$18.85	$16.57	$13.37	$24.35
Net investment income	0.15		0.48	0.48	0.67	0.72	0.78
Net realized and unrealized gain (loss)	1.60		0.75	(0.25)	2.32	3.14	(9.12)
Total from investment operations	1.75		1.23	0.23	2.99	3.86	(8.34)
Less Distributions:
Dividends from net investment income	(0.31)		(0.55)	(0.60)	(0.71)	(0.66)	(0.80)
Distributions from realized gains	—		—	—	—	—	(2.01)
Total distributions	(0.31)		(0.55)	(0.60)	(0.71)	(0.66)	(2.81)
Capital Share Transactions:
Dilutive effect of dividend reinvestment	—		(0.01)	—	—	—	—
Anti-dilutive effect of tender offer	—		—	—	—	—	0.17
Net asset value, end of period	$20.59		$19.15	$18.48	$18.85	$16.57	$13.37
Market value, end of period	$17.52		$16.45	$15.85	$16.43	$14.23	$11.30
Total Investment Return (b):
Market Value (%)	8.53		7.36	0.01	20.9	33.1	(38.7)
Net Asset Value (%)	9.54		7.20	1.63	19.1	31.0	(37.5)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$110,688		$102,316	$98,208	$99,563	$86,734	$69,404
Ratio of expenses to average net assets (%)	1.2	(c)	1.1	1.1	1.2	1.3	1.2
Ratio of net investment income to average net assets (%)	1.6	(c)	2.6	2.5	3.3	5.1	3.7
Portfolio turnover rate (%)	24		44	43	65	79	55

(a)	Unaudited.

(b)	Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(c)	Annualized.

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Notes to Financial Statements (unaudited)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization – Bancroft Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification – Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation – Investments in securities traded on a national securities exchange are valued at market price using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted unadjusted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 – Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The net change in unrealized appreciation from Level 3 investments held as of April 30, 2013 was $(23,209) and is included in net unrealized appreciation of investments on the Statement of Operations. Transfers into, or out of, Level 3 are valued utilizing values as of the end of the period.

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Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of Bancroft Fund Ltd. as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stock:
Diversified Financial Services	$912,016	$—	$—	$912,016
Total Common Stock	912,016	—	—	912,016

Convertible Bonds and Notes	—	77,096,486	—	77,096,486
Convertible Preferred Stock	—	14,550,901	919,577	15,470,478
Mandatory Convertible Securities	—	12,659,807	—	12,659,807
Total Investments	$912,016	$104,307,194	$919,577	$106,138,787

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

Convertible Preferred Stock
Beginning balance	$942,786
Change in unrealized appreciation (depreciation)	(23,209)
Ending balance	$919,577

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

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Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(d) Federal Income Taxes – The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Fund’s 2012 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next six months.

(e) Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium.

(f) Distributions to Shareholders – Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended October 31, 2012 and 2011 were as follows:

	2012	2011
Ordinary income	$2,902,318	$3,173,778
Net realized gain on investments	—	—
	$2,902,318	$3,173,778

At April 30, 2013, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$14,786,460
Unrealized depreciation	(2,585,671)
Net unrealized appreciation	12,200,789
Cost for federal income tax purposes	$93,937,998

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds and notes for tax purposes.

(g) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(h) Market Risk – It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus, they expose the Fund to greater downside risk than traditional convertible securities but generally less than that of the underlying common stock. The market value of those securities was $12,659,807 at April 30, 2013, representing approximately 11.4% of net assets.

NOTE 2 – MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 – PORTFOLIO ACTIVITY

At April 30, 2013, there were 5,374,755 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended April 30, 2013, 32,903 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $540,933.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $28,497,094 and $24,066,167, respectively, for the six months ended April 30, 2013.

NOTE 4 – SUBSEQUENT EVENTS

In preparing the financial statements as of April 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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Board Approval of Advisory Contract

The independent trustees of the Fund renewed the advisory contract with Dinsmore Capital Management Co. in November 2012. The following are the material factors and conclusions that formed the basis for that approval.

The nature and extent of the advisory services provided by Dinsmore Capital – The Board of Trustees (the “Board”) of the Fund and the independent trustees reviewed the services to be provided by Dinsmore Capital under the Advisory Agreement. The Board noted that under the Advisory Agreement, Dinsmore Capital would supervise all aspects of the Fund’s operations including the investment and reinvestment of cash, securities or other properties comprising the Fund’s assets. In this regard, the Board noted that under the Advisory Agreement Dinsmore Capital is responsible to, among other things, (a) supervise all aspects of the operations of the Fund; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determine which issuers and securities will be represented in the Fund’s investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Fund; (e) take all appropriate actions regarding mergers, consolidations, elections, conversions, exchanges, etc. in connection with portfolio securities; and (f) take, on behalf of the Fund, such other action as Dinsmore Capital deems to be necessary or appropriate in connection with the above. Based on such review, both the Board and the independent trustees concluded that the range of services to be provided by Dinsmore Capital under the Advisory Agreement was appropriate and that Dinsmore Capital currently has been providing services in accordance with the terms of the Advisory Agreement.

The quality of services provided by Dinsmore Capital – In reviewing the qualifications of Dinsmore Capital to provide investment advisory services, both the Board and the independent trustees reviewed the credentials and experience of Dinsmore Capital’s investment personnel who will provide investment advisory services to the Fund, and considered Dinsmore Capital’s (i) portfolio and product review process, particularly its adherence to the Fund’s investment mandate, (ii) compliance function and its culture of compliance, (iii) use of technology, including the use, from time to time, of internet links to issuer interviews, webinars and conferences, (iv) investment research operations (which involves meetings with issuers and analysts, attendance at investment seminars and visits to issuers, and the review of: (a) financial websites, newspapers, industry literature, publications and periodicals, (b) research materials prepared by others, (c) issuer annual reports and prospectuses, and (d) issuer websites which include press releases and presentations) and trading operations (which involves computerized execution of orders), and (v) focus on providing high quality services while keeping the Fund’s fees and expenses as low as possible. The Board and the independent trustees also took into consideration the presentations made by Dinsmore Capital at prior Board meetings pertaining to its management of the Fund. Based on the review of these and other factors, both the Board and the independent trustees determined and concluded that the quality of services provided by Dinsmore Capital has been exemplary, that Dinsmore Capital currently is providing services to the Fund in accordance with the terms of the Advisory Agreement, and that the independent trustees were confident that such services would continue in a similar fashion in 2013.

The performance of the Fund relative to comparable funds – Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended August 31, 2012 against the performance of other closed-end and open-end funds investing in convertible securities and believed by management to be in the Fund’s peer group. Mr. Dinsmore pointed out that some funds against which the Fund compared itself were of such a large size that they were required to make some investments in non-convertible securities (because of the limited size of the convertible securities market), which meant, in turn, that the comparison of such funds to the Fund was not perfect Both the Board and the independent trustees noted that the Fund’s performance was superior to that of the Advent Claymore Convertibles Securities Fund, one of the two most similar peer funds, for the one- and five-year periods, while

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Board Approval of Advisory Contract (continued)

underperforming relative to this fund for the three-year period. The Board and the independent trustees noted that the Fund’s performance was superior to that of the Gabelli Convertible & Income Fund, the other of the two most similar peer funds, for the three- and five-year periods, while underperforming relative to this fund for the one- and ten-year periods. The Fund’s performance exceeded the mean of 75 open-end convertible funds tracked by Lipper, Inc. for the one-year and three-year periods, but was lower than the mean for the five-year and ten-year periods. However, in evaluating the Fund’s performance against funds in this group, the Board and the independent trustees took into account the fact that the closed-end fund competitors engage in leverage, which has increased their returns, but has done so with increased risk of loss. Because of this increased risk of loss, the Fund has traditionally not engaged in leverage. The Board and the independent trustees also noted that the portfolio manager’s investment approach is to make equity investments utilizing convertible securities to provide a total return similar to that of equity securities, but with lower volatility and higher income. Accordingly, the Board and the independent trustees concluded that performance of the Fund was satisfactory.

The performance of the Fund relative to indices – Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended August 31, 2012 against the performance of the Bank of America Merrill Lynch All U.S. Convertibles Index (“VXA0”), the Bank of America Merrill Lynch Investment Grade Convertibles Index (“VXA1”), and the S&P 500® Index. The Board and the independent trustees noted that the Fund’s performance was superior to that of the VXA0 for the three-year period, while the Fund underperformed for the one-, five-, and ten-year periods. In addition, the Fund’s performance was superior to that of the S&P 500® Index for the five-year period, and competitive with such Index for the ten-year period (lower by only 0.06% on an annual basis). However, the Fund underperformed the S&P 500® Index for the one- and three-year periods. The Fund’s standard deviation was less than that of the S&P 500® Index for the relevant time periods. Based on this review and taking into account all of the other factors that the Board and the independent trustees considered in determining whether to renew the Advisory Agreement, the Board and the independent trustees concluded that performance was satisfactory.

Meetings with the Fund’s portfolio manager and investment personnel – Both the Board and the independent trustees noted that they meet regularly with the Fund’s portfolio manager and investment personnel, and believe that such individuals are extremely competent and able to carry out their responsibilities under the Advisory Agreement. Moreover, the Board noted with approval the increased portfolio management responsibilities being shared with newer members of Dinsmore Capital.

Overall performance of Dinsmore Capital – After considering the overall performance of Dinsmore Capital in providing investment advisory and administrative services to the Fund, both the Board and the independent trustees concluded that such performance was satisfactory.

Fees relative to those of clients of Dinsmore Capital with comparable investment strategies – Both the Board and the independent trustees noted that the Fund and Ellsworth Fund Ltd. (the “Funds”) are the only clients of Dinsmore Capital, and that the advisory fee rates for the Funds are the same. Both the Board and the independent trustees concluded that, because the fee rates are the same for both Funds, the current advisory fee rate of the Fund was fair as compared to the rate for Ellsworth Fund Ltd.

Fees relative to those of comparable funds with other advisors – After reviewing the advisory fee rate and expense ratio for the Fund against the advisory fee rates and expense ratios for funds advised by other advisors in the Fund’s comparison group, both the Board and the independent trustees determined that the Fund’s expense ratio was lower than that of the other funds in the comparison group. Accordingly, the Board concluded that the current advisory fee rate and other Fund fees and costs were fair and reasonable.

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Board Approval of Advisory Contract (continued)

Expense limitations and fee waivers – Both the Board and the independent trustees noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Dinsmore Capital is very diligent in its efforts to keep expenses of the Fund as low as possible. The independent trustees also noted that the cost of compliance with regulatory initiatives was increasing. Both the Board and the independent trustees concluded that the current level of expenses for the Fund was fair and reasonable.

Breakpoints and economies of scale – Both the Board and the independent trustees reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, and noted that the fee includes one breakpoint when the Fund’s assets reach $100 million. Both the Board and the independent trustees noted that the Fund’s assets were above the $100 million breakpoint. Both the Board and the independent trustees concluded that the Fund’s fee levels under the Advisory Agreement, therefore, reflect economies of scale and that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Dinsmore Capital – Both the Board and the independent trustees reviewed information concerning the profitability and financial condition of Dinsmore Capital. In particular, the Board reviewed Dinsmore Capital’s financial statements including its statement of income and retained earnings, statement of cash flows, and audited balance sheet. The Board also reviewed Dinsmore Capital’s costs in providing services to the Funds. The Board noted that currently Dinsmore Capital’s sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board and the independent trustees noted that Dinsmore Capital’s operations were at approximately break even during its most recent four fiscal years, despite the severe market downturn. Some independent trustees expressed concern about whether Dinsmore Capital would be able to maintain its high level of services to the Funds unless it was able to increase assets under management in future years. As a result, the independent trustees reiterated their prior advice that Dinsmore Capital increase its efforts to grow its assets under management. Based on the review of the profitability of Dinsmore Capital and its financial condition, both the Board and the independent trustees concluded that the compensation to be paid by the Fund to Dinsmore Capital under the Advisory Agreement was not excessive.

Dinsmore Capital’s financial soundness in light of the Fund’s needs – Both the Board and the independent trustees considered whether Dinsmore Capital is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that it does.

Benefits of soft dollars to Dinsmore Capital – Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Dinsmore Capital does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Dinsmore Capital in making investment decisions for the Fund. Both the Board and the independent trustees also considered representations made by Dinsmore Capital that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Historical relationship between the Fund and Dinsmore Capital – In determining whether to continue the Advisory Agreement for the Fund, both the Board and the independent trustees also considered the prior relationship among Dinsmore Capital and the Fund, as well as the independent trustees’ knowledge of Dinsmore Capital’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board and the independent trustees also reviewed the general nature of the non-investment advisory services currently performed by Dinsmore Capital, such as administrative services, and the

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Board Approval of Advisory Contract (continued)

fees received by Dinsmore Capital for performing such services. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Dinsmore Capital to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Dinsmore Capital was qualified to provide non-investment advisory services to the Fund, including administrative services, and that Dinsmore Capital currently is providing satisfactory non-investment advisory services to the Fund.

Other factors and current trends – Both the Board and the independent trustees considered the culture of compliance and high ethical standards at Dinsmore Capital, and the efforts historically and currently undertaken by Dinsmore Capital to engage in best practices. Both the Board and the independent trustees noted Dinsmore Capital’s historical adherence to compliance procedures, as well as the Fund’s investment objectives, policies and restrictions. Both the Board and the independent trustees concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the continuance of the Advisory Agreement for the Fund.

After considering all of the above factors and based on informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to Dinsmore Capital under the Advisory Agreement is fair and reasonable. As a result, the Board concluded to renew the Advisory Agreement for an additional year.

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Miscellaneous Notes

Results of the 2013 Annual Shareholders Meeting

The Annual Meeting of Shareholders of the Fund was held on February 22, 2013. The results of the shareholder vote were:

1.	All persons nominated were elected:

Terms expiring in 2016	Shares voted for	Shares withheld
Jane D. O’Keeffe	4,394,336	74,504
Nicolas W. Platt	4,387,256	81,584

2.	The Audit Committee’s appointment of Tait, Weller & Baker LLP as independent registered public accountants was ratified, as 4,420,105 shares voted for, 14,195 shares voted against and 34,540 shares abstained.

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about our shareholders. We receive personal information, such as the name, address and account balances of our shareholders, when transactions occur in Fund shares registered in their name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about our shareholders is restricted to our employees and service providers who need that information in order to provide services to them. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information.

For More Information About Portfolio Holdings

In addition to the annual and semi-annual reports that Bancroft delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however, the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record

The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at the Fund’s website at www.bancroftfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on its executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of the Fund from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees	Internet
KINCHEN C. BIZZELL, CFA	www.bancroftfund.com
ELIZABETH C. BOGAN, Ph.D.	email: info@bancroftfund.com
THOMAS H. DINSMORE, CFA
DANIEL D. HARDING, CFA	Shareholder Services and Transfer Agent
JANE D. O’KEEFFE	American Stock Transfer & Trust Company, LLC
NICOLAS W. PLATT	6201 15th Avenue
Brooklyn, NY 11219
(877) 208-9514
www.amstock.com
Officers
THOMAS H. DINSMORE, CFA	Investment Adviser
Chairman of the Board	Dinsmore Capital Management Co.
and Chief Executive Officer	65 Madison Avenue, Suite 550
Morristown, NJ 07960
JANE D. O’KEEFFE	(973) 631-1177
President
Custodian of Securities
JAMES A. DINSMORE, CFA	Brown Brothers Harriman & Co.
Executive Vice President
Beneficial Share Listing
GARY I. LEVINE	NYSE MKT Symbol: BCV
Executive Vice President, Chief Financial Officer
and Secretary	Legal Counsel
Ballard Spahr LLP
H. TUCKER LAKE, JR.
Vice President	Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
GERMAINE M. ORTIZ
Vice President

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JUDITH M. DOUGHERTY
Assistant Vice President and Assistant Secretary

JOANN VENEZIA
Assistant Vice President

BANCROFT FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.bancroftfund.com

ITEM 2.

CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6.

INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers as of April 30, 2013 is included as part of the report to shareholders, filed under Item 1 of this Form N-CSR.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable to this semi-annual report.

(b) There has been no change as of the date of filing in any of the portfolio managers identified in Bancroft Fund Ltd.’s (the “Fund”) most recent annual report on Form N-CSR.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 78l).

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s board of trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) or Item 10 of this Form N-CSR.

ITEM 11.

CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 6, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Fund’s disclosure controls and procedures, as defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940, as amended (the “Act”). Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of June 6, 2013, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   July 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   July 1, 2013

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   July 1, 2013